Portfolio of Investments – as of September 30, 2024 (Unaudited)
Mirova Global Green Bond Fund

Principal Amount(‡)	Description	Value (†)
Bonds and Notes — 92.1% of Net Assets
	Canada — 0.1%
50,000	Province of Quebec, 2.600%, 7/06/2025, (CAD)	$36,717
	Chile — 1.9%
500,000	Chile Government International Bonds, 1.250%, 1/29/2040, (EUR)	397,951
500,000	Chile Government International Bonds, 3.500%, 1/25/2050	383,727
		781,678
	Denmark — 3.1%
500,000	Orsted AS, 1.500%, 11/26/2029, (EUR)	517,416
200,000	Orsted AS, (fixed rate to 9/09/2027, variable rate thereafter), 1.750%, 12/09/3019, (EUR)	207,235
500,000	Vestas Wind Systems Finance BV, EMTN, 1.500%, 6/15/2029, (EUR)	517,386
		1,242,037
	Finland — 0.5%
200,000	VR-Yhtyma OYJ, 2.375%, 5/30/2029, (EUR)	216,002
	France — 8.0%
400,000	Altarea SCA, 1.750%, 1/16/2030, (EUR)	377,050
400,000	Banque Stellantis France SACA, EMTN, 3.875%, 1/19/2026, (EUR)	448,819
400,000	Cie de Saint-Gobain SA, EMTN, 2.125%, 6/10/2028, (EUR)	434,025
200,000	Covivio SA, 1.125%, 9/17/2031, (EUR)	191,016
400,000	Credit Mutuel Arkea SA, EMTN, 4.250%, 12/01/2032, (EUR)	471,602
200,000	Derichebourg SA, 2.250%, 7/15/2028, (EUR)	211,182
200,000	Forvia SE, 2.375%, 6/15/2029, (EUR)	198,386
100,000	Getlink SE, 3.500%, 10/30/2025, (EUR)	111,178
300,000	ICADE, 1.500%, 9/13/2027, (EUR)	319,065
600,000	Societe Des Grands Projets EPIC, EMTN, 1.700%, 5/25/2050, (EUR)	451,823
		3,214,146
	Germany — 14.1%
3,500,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 2.296%–2.788%, 8/15/2030, (EUR)(a)	3,489,130
2,800,000	Bundesrepublik Deutschland Bundesanleihe, Zero Coupon, 1.719%–3.065%, 8/15/2050, (EUR)(a)	1,675,935
500,000	EnBW Energie Baden-Wuerttemberg AG, (fixed rate to 3/30/2026, variable rate thereafter), 1.875%, 6/29/2080, (EUR)	536,549
		5,701,614
	Hungary — 1.1%
500,000	Hungary Government International Bonds, 1.750%, 6/05/2035, (EUR)	436,928
	Ireland — 0.7%
300,000	ESB Finance DAC, EMTN, 1.000%, 7/19/2034, (EUR)	272,105
	Italy — 8.8%
400,000	A2A SpA, EMTN, 1.000%, 7/16/2029, (EUR)	406,405
400,000	Cassa Depositi e Prestiti SpA, 3.875%, 2/13/2029, (EUR)	461,017
300,000	ERG SpA, EMTN, 0.500%, 9/11/2027, (EUR)	310,004
600,000	Generali, EMTN, 2.124%, 10/01/2030, (EUR)	617,342
400,000	Hera SpA, EMTN, 2.500%, 5/25/2029, (EUR)	437,350
1,300,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 4/30/2045, (EUR)(b)	967,107
300,000	Terna - Rete Elettrica Nazionale, EMTN, 3.875%, 7/24/2033, (EUR)	346,764
		3,545,989
Principal Amount(‡)	Description	Value (†)
	Japan — 2.3%
$500,000	Denso Corp., 1.239%, 9/16/2026	$470,891
400,000	Mizuho Financial Group, Inc., EMTN, 3.490%, 9/05/2027, (EUR)	452,880
		923,771
	Korea — 1.8%
400,000	Kookmin Bank, GMTN, 4.500%, 2/01/2029	394,832
300,000	Korea International Bonds, Zero Coupon, 0.000%, 10/15/2026, (EUR)(c)	315,651
		710,483
	Mexico — 2.1%
800,000	Mexico Government International Bonds, 1.350%, 9/18/2027, (EUR)	841,497
	Netherlands — 8.1%
300,000	Alliander NV, EMTN, 2.625%, 9/09/2027, (EUR)	334,135
400,000	CTP NV, EMTN, 2.125%, 10/01/2025, (EUR)	439,877
400,000	de Volksbank NV, EMTN, 0.375%, 3/03/2028, (EUR)	403,585
600,000	de Volksbank NV, EMTN, (fixed rate to 7/22/2025, variable rate thereafter), 1.750%, 10/22/2030, (EUR)	655,130
300,000	Enexis Holding NV, EMTN, 3.625%, 6/12/2034, (EUR)	348,479
500,000	Koninklijke Philips NV, EMTN, 2.125%, 11/05/2029, (EUR)	532,522
300,000	Stedin Holding NV, EMTN, 2.375%, 6/03/2030, (EUR)	323,284
150,000	TenneT Holding BV, EMTN, 1.250%, 10/24/2033, (EUR)	142,893
100,000	TenneT Holding BV, EMTN, 1.875%, 6/13/2036, (EUR)	95,683
		3,275,588
	Norway — 0.8%
300,000	Statkraft AS, EMTN, 2.875%, 9/13/2029, (EUR)	334,563
	Portugal — 2.1%
400,000	EDP Finance BV, EMTN, 3.875%, 3/11/2030, (EUR)	461,623
400,000	Ren Finance BV, EMTN, 0.500%, 4/16/2029, (EUR)	399,697
		861,320
	Singapore — 1.2%
500,000	Vena Energy Capital Pte. Ltd., EMTN, 3.133%, 2/26/2025	496,045
	Spain — 6.7%
400,000	Banco Bilbao Vizcaya Argentaria SA, 1.000%, 6/21/2026, (EUR)	431,826
300,000	Banco Bilbao Vizcaya Argentaria SA, GMTN, 4.375%, 10/14/2029, (EUR)	356,905
500,000	Bankinter SA, 0.625%, 10/06/2027, (EUR)	519,910
400,000	Iberdrola Finanzas SA, EMTN, 1.375%, 3/11/2032, (EUR)	397,970
900,000	Spain Government Bonds, 1.000%, 7/30/2042, (EUR)(b)	683,802
300,000	Telefonica Europe BV, (fixed rate to 2/05/2027, variable rate thereafter), 2.502%, (EUR)(d)	322,378
		2,712,791
	Supranationals — 4.8%
2,000,000	European Investment Bank, 2.375%, 5/24/2027	1,937,107
	Sweden — 3.4%
400,000	SKF AB, 3.125%, 9/14/2028, (EUR)	448,912
500,000	Vattenfall AB, EMTN, 0.125%, 2/12/2029, (EUR)	495,737
400,000	Volvo Car AB, EMTN, 2.500%, 10/07/2027, (EUR)	429,152
		1,373,801
	United Kingdom — 9.7%
500,000	Anglian Water Services Financing PLC, EMTN, 1.625%, 8/10/2025, (GBP)	642,833
500,000	DS Smith PLC, EMTN, 4.375%, 7/27/2027, (EUR)	577,442
100,000	Severn Trent Utilities Finance PLC, EMTN, 5.250%, 4/04/2036, (GBP)	130,539

Principal Amount(‡)	Description	Value (†)
	United Kingdom — continued
500,000	SSE PLC, EMTN, 1.375%, 9/04/2027, (EUR)	$536,261
300,000	SSE PLC, EMTN, 2.875%, 8/01/2029, (EUR)	333,192
1,300,000	U.K. Gilts, 0.875%, 7/31/2033, (GBP)	1,343,884
500,000	U.K. Gilts, 1.500%, 7/31/2053, (GBP)	343,195
		3,907,346
	United States — 10.8%
600,000	Digital Dutch Finco BV, 1.500%, 3/15/2030, (EUR)	602,798
300,000	Digital Intrepid Holding BV, 0.625%, 7/15/2031, (EUR)	273,402
200,000	DTE Electric Co., 3.950%, 3/01/2049	169,298
400,000	Ford Motor Co., 3.250%, 2/12/2032	340,650
500,000	General Motors Co., 5.400%, 10/15/2029	512,602
200,000	Johnson Controls International PLC, 4.250%, 5/23/2035, (EUR)	236,388
400,000	Southern Power Co., 4.150%, 12/01/2025	397,859
Principal Amount(‡)	Description	Value (†)
	United States — continued
300,000	Stellantis NV, EMTN, 4.375%, 3/14/2030, (EUR)	$346,397
200,000	Thermo Fisher Scientific, Inc., 4.100%, 8/15/2047	177,963
700,000	Verizon Communications, Inc., 3.875%, 2/08/2029	690,582
600,000	Wabtec Transportation Netherlands BV, 1.250%, 12/03/2027, (EUR)	629,887
		4,377,826
	Total Bonds and Notes (Identified Cost $38,569,049)	37,199,354
	Total Investments — 92.1% (Identified Cost $38,569,049)	37,199,354
	Other assets less liabilities — 7.9%	3,201,410
	Net Assets — 100.0%	$40,400,764

(†)
Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. The Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Fund's Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the
Board's oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Fund may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund's investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund's NAV is calculated. Fair valuation by the
Fund's valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund's NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(b)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2024, the value of Rule 144A holdings amounted to
$1,650,909 or 4.1% of net assets.

(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Perpetual bond with no specified maturity date.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Futures Contracts
The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as "initial margin." As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as "variation margin," are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund's ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund's claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
At September 30, 2024, the Fund had the following open long futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	12/19/2024	10	$1,140,937	$1,142,812	$1,875
Eurex 10 Year Euro BUND Futures	12/06/2024	5	738,965	750,931	11,966
Eurex 30 Year Euro BUXL Futures	12/06/2024	5	740,356	758,500	18,144
Eurex 5 Year Euro BOBL Futures	12/06/2024	5	660,487	668,168	7,681
Montreal Exchange 10 Year Canadian Bond Futures	12/18/2024	7	640,763	647,026	6,263
Total					$45,929

At September 30, 2024, the Fund had the following open short futures contracts:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CME British Pound Currency Futures	12/16/2024	33	$2,719,413	$2,758,388	$(38,975)
CME Canadian Dollar Currency Futures	12/17/2024	4	298,156	296,360	1,796
CME Euro Foreign Exchange Currency Futures	12/16/2024	204	28,423,523	28,474,575	(51,052)
Total					$(88,231)
Fair Value Measurements.
In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Fund's pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Fund has knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Fund's investments as of September 30, 2024, at value:
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$ —	$37,199,354	$ —	$37,199,354
Total Investments	—	37,199,354	—	37,199,354
Futures Contracts (unrealized appreciation)	47,725	—	—	47,725
Total	$47,725	$37,199,354	$ —	$37,247,079

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(90,027)	$ —	$ —	$(90,027)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
Derivatives
Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts.
The Fund seeks to provide total return, through a combination of capital appreciation and current income, by investing in green bonds. The Fund pursues its objective by primarily investing in fixed-income securities. In connection with its principal investment strategies, the Fund may also invest in various types of futures contracts for investment purposes. As of September 30, 2024, the Fund used U.S. and foreign government bond futures to gain yield curve exposure.
The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of September 30, 2024, the Fund used U.S. and foreign government bond futures to manage duration.
The Fund is also subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may use futures contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. As of September 30, 2024, the Fund used currency futures for hedging purposes.
The following is a summary of derivative instruments for the Fund, as of September 30, 2024:
Assets	Unrealized appreciation on futures contracts
Exchange-traded asset derivatives
Interest rate contracts	$47,725

Liabilities	Unrealized depreciation on futures contracts
Exchange-traded liability derivatives
Interest rate contracts	$(90,027)
The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.
Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.

Investment Summary at September 30, 2024 (Unaudited)
Government National	27.0%
Industrial	16.4
Utility-Electric	15.8
Bank	9.1
Financial	8.1
Supra-National	4.8
Special Purpose	4.5
Telephone	2.5
Other Investments, less than 2% each	3.9
Total Investments	92.1
Other assets less liabilities (including futures contracts)	7.9
Net Assets	100.0%

Currency Exposure Summary at September 30, 2024 (Unaudited)
Euro	71.2%
United States Dollar	14.7
British Pound	6.1
Canadian Dollar	0.1
Total Investments	92.1
Other assets less liabilities (including futures contracts)	7.9
Net Assets	100.0%